Accounts Receivable - Allowance for Doubtful Accounts (Details) - Trade receivables - CAD ($) $ in Millions	12 Months Ended
	Dec. 31, 2017	Dec. 31, 2016
Reconciliation of changes in allowance account for credit losses of financial assets
Balance at beginning of year	$ 6	$ 12
Provision for doubtful accounts, net of unused beginning balance	2	(3)
Receivables written off during the year as uncollectable	(1)	(3)
Balance end of year	$ 7	$ 6